UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): December 11, 2013

CHYRONHEGO CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York	001-09014	11-2117385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Hub Drive
Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 845-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b) On December 11, 2013, Jerry Kieliszak, the Chief Financial Officer, Treasurer and Corporate Secretary of ChyronHego Corporation (the "Company"), informed the Company that he would retire from his positions with the Company, effective as of the close of business on December 31, 2013.  The Company and Mr. Kieliszak have entered into a separation agreement on terms that are consistent with his previously disclosed amended and restated change-in-control agreement. The Company wishes to thank Mr. Kieliszak for his twelve years of service to the Company.

A copy of the separation agreement is filed as Exhibit 10.1 to this current report and is incorporated herein by reference.

(c) On December 11, 2013, the Company appointed Dawn Johnston, the Company's Corporate Controller and principal accounting officer, to serve as its Interim Chief Financial Officer, effective as of January 1, 2014.  Ms. Johnston will begin to serve as the Company's principal financial officer at that time.

Ms. Johnston, age 60, has served as the Company's corporate controller since 2002.  Prior to joining the Company, Ms. Johnston served as Chief Financial Officer of both Cardion, Inc. (a subsidiary of Siemens AG) and Frequency Electronics, Inc.  Ms. Johnston also worked as a Senior Manager at Coopers & Lybrand.  She has an M.B.A. from Pace University and is a C.P.A.

In connection with her new role, Ms. Johnston will receive an annual base salary of $250,000.

(d)  On December 11, 2013, upon recommendation of the Compensation Committee of the Board of Directors, the Board approved the Company's 2014 Management Incentive Compensation Plan (the "2014 Plan"). The 2014 Plan covers the Company's executive officers and other members of management. The payout under the 2014 Plan will be based on achievement of a designated level of budgeted earnings before interest and taxes ("EBIT"), adjusted to a pre-bonus basis, for fiscal 2014 (the "2014 EBIT"). Specifically, the 2014 Plan provides that 5% of the 2014 EBIT achieved by the Company  will be paid to the participants in the 2014 Plan, which amount will be increased to 10% of the 2014 EBIT for every dollar of 2014 EBIT that exceeds the amount set forth in the Company's 2014 budget, with no maximum.

A copy of the 2014 Plan is filed as Exhibit 10.2 to this current report and is incorporated herein by reference.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1           Separation Agreement between the Company and Jerry Kieliszak
10.2           2014 Management Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHYRONHEGO CORPORATION

By:	/s/ Johan Apel
Name:	Johan Apel
Title:	President and Chief Operating Officer

Date: December 16, 2013